UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 1, 2002


                                   TELMARK LLC
             (Exact name of registrant as specified in its charter)


Delaware                             33-70732                         16-1551523
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(State or other jurisdiction      (IRS Employer              Identification No.)
of (Commission incorporation       File Number)
or organization)

333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-7935

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ITEM 5. - OTHER EVENTS AND REGULATION FD DISCLOSURE

On September 30, 2002, as part of the Telmark LLC's (Telmark) annual report on Form 10-K for the period ended June 30, 2002, Telmark disclosed that its parent, Agway Inc., had announced its' intention to voluntarily file petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code on October 1, 2002. Telmark LLC affirmed at that time that it would NOT be included in the Chapter 11 petitions of its parent.

On October 1, 2002, Agway filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Telmark was NOT included in that filing.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

We are including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Telmark. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, we caution that, while we believe such assumptions or basis to be reasonable and make them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed in this report and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Where, in any forward-looking statement, we, or our management, express an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but we cannot assure you that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," "intend" and "anticipate" and similar expressions identify forward- looking statements.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     TELMARK LLC
                                         (Registrant)





Date October 11, 2002                By /s/ Peter J. O'Neill
     ------------------                 ----------------------------------------
                                        Peter J. O'Neill, Senior Vice President,
                                        Finance and Control
                                        (Principal Accounting Officer)


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